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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES AND EXCHANGE ACT OF 1934

                                     July 7, 2003
                   Date of Report (Date of earliest event reported)

                                   FILENET CORPORATION

                (Exact name of registrant as specified in its charter)

          Delaware                        000-15997                    95-3757924
 (State or other Jurisdiction      (Commission File Number)          (IRS Employer
      of Incorporation)                                          Identification Number)

    3565 Harbor Boulevard                                                 92626
    Costa Mesa, California                                             (Zip Code)
    (Address of principal
     executive offices)

                                    (714) 327-3400
                 (Registrant's telephone number, including area code)

                                          N/A
             (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

Exhibits:   Description of Document
  99.1      Press Release dated July 7, 2003.

Item  9. Regulation FD Disclosure (Information provided under Item 12--Disclosure of Results of Operations and Financial Condition).

     Pursuant to Securities and Exchange  Commission Release No. 33-8216,  dated
March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.

     On July 7,  2003,  we issued a press  release,  which  sets  forth  certain preliminary  results of our  operations  for the quarter  ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Such information  shall not be deemed "filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934,  as amended,  and is not incorporated by reference into any filing of the company, whether made before or after the date hereof,  regardless of any general incorporation language in such filing.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                          FILENET CORPORATION

Date:    July 7, 2003
                                          By:    /s/  Sam A. Auriemma
                                          Name:  Sam M. Auriemma
                                          Title: Chief Financial Officer and
                                                 Senior Vice President, Finance

EXHIBIT INDEX

Exhibits:        Description of Document
  99.1           Press Release dated July 7, 2003.

                                                                    Exhibit 99.1

                                                      [FileNet Corporation Logo]
FOR IMMEDIATE RELEASE

                          FileNet Announces Preliminary
                        Second Quarter Financial Results

COSTA MESA,  Calif. - July 7, 2003 - FileNet  Corporation  (Nasdaq:  FILE) today announced  preliminary  financial  results for the second quarter ended June 30,
2003.

The company expects to report total revenue of approximately  $85 million versus company  guidance of $90.0 million for the second quarter.  Software  revenue is expected to be approximately $32.0 million. Earnings per share, on a GAAP basis, are expected to be between $.01 and $.03 a diluted share versus company guidance of between $.04 and $.06.  Cash and investments at June 30, 2003 are expected to be approximately $205 million with no long-term debt.

"Results  for the  quarter  were  largely  impacted  by the delay or deferral of several large  transactions,"  stated Lee Roberts,  FileNet's  chairman and CEO.
Despite  this we  continue  to see  positive  indications  that our  strategy of expanding our leadership position in the Enterprise Content Management market is on target. We believe market  acceptance,  interest and demand for ECM continues to increase and we remain  optimistic  about our market  position and  long-term prospects."

Conference Call - Today

FileNet  will hold a brief  conference  call  today at 7:00 am  Pacific  Time to discuss preliminary results. To listen to the call live, dial (888) 821-2773. To listen to the replay, dial (800) 642-1687 or (706) 645-9291. The conference call
ID number is  1635085  for all calls.  A replay of the audio will be  available, beginning  at 9:00 a.m. PT on July 7, 2003,  through  midnight PT July 14, 2003.

Conference Call - July 23, 2003

The company  emphasized that the results are preliminary and that actual results could vary when the company  reports  final  earnings for the second  quarter on
July 23, 2003 at 7:00 am Pacific  Time.  To listen to the call live,  dial (888)
821-2773  or (706)  634-7555.  To listen to the replay,  dial (800)  642-1687 or
(706) 645-9291. The conference call ID number is 1272665 for all calls. The call will be broadcast  live over the Internet.  To listen to the live audio Web cast via the Internet,  please follow the instructions  that will be available on the
investor     relations'     section     of     FileNet's     Web     site     at
http://www.filenet.com.

About FileNet
FileNet Corporation (NASDAQ:  FILE) helps organizations make better decisions by managing  the  content  and  processes  that  drive  their  business.  FileNet's
Enterprise  Content  Management  (ECM)  solutions  allow  customers to build and

sustain   competitive   advantage   by   managing   content   throughout   their
organizations,   automating  and  streamlining  their  business  processes,  and providing the  full-spectrum  of connectivity  needed to simplify their critical and everyday decision-making.

FileNet ECM solutions deliver a comprehensive set of capabilities that integrate with existing information systems to provide cost-effective solutions that solve real-world business problems.

Since the Company's founding in 1982, more than 3,900  organizations,  including
80 of the Fortune 100,  have taken  advantage of FileNet  solutions  for help in managing their mission-critical content and processes.

Headquartered  in Costa Mesa,  Calif.,  the Company  markets its  innovative ECM solutions in more than 90 countries  through its own global sales,  professional services  and  support  organizations,  as well  as via  its  ValueNet(R)Partner network of resellers, system integrators and application developers.

Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995:  This release  contains  forward-looking  statements that are based on our current  expectations,  estimates  and  projections  about our  business and our industry,  management's  beliefs  and  certain  assumptions  made  by us.  These forward-looking statements relate to our estimated revenue and earnings results, cash  position  and DSO's for the  quarter  ended June 30,  2003;  our  business strategy;  the  condition  of the ECM market and our business  prospects.  These statements are not guarantees of future  performance  and are subject to certain risks,  uncertainties and assumptions that are difficult to predict.  Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Important factors that may cause such a difference for FileNet include,  but are not limited  to, our  continuing  assessment  of our  financial  results for the second  quarter of 2003,  the  volume of our sales and  pricing  concessions  on volume sales; our ability to specify, develop or acquire,  complete,  introduce, market,  distribute and gain market acceptance for new products and technologies in a timely  manner;  the mix of products and  services  sold by us; the timing, rescheduling or cancellation of significant  customer orders;  the loss of a key customer;  our  ability  to control  expenses;  announcements  of  technological innovations,  new  products  or  product  enhancements  by  the  company  or its competitors;  the emerging nature of the Enterprise  Content  Management market;
key management  changes;  changes in joint marketing and  development  programs;
developments  relating  to  patents  or other  intellectual  property  rights or disputes;  changing  relationships with customers,  distributors,  suppliers and strategic partners;  potential  contractual or employment issues; our ability to integrate acquired  businesses;  and general conditions in the worldwide economy and the software/technology  sector and other factors. Our Annual Report on Form
10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Forms 8-K and  other  Securities  and  Exchange  Commission  filings  discuss  some of the important  risk factors that may affect our business,  results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Investor Contact:
Greg Witter
FileNet Corporation
Phone: 714-327-3405
Email: gwitter@filenet.com

Media Contact:
Tom Hennessey
FileNet Corporation
Phone: 714-327-5050
Email: thennessey@filenet.com